Exhibit 10.3

Execution Version

FIRST LIEN AMENDMENT NO. 2, dated as of September 1, 2015 (this “First Lien Amendment No. 2”) to the First Lien Credit Agreement (as defined below), by and among DTZ UK GUARANTOR LIMITED, a private limited company incorporated under the laws of England and Wales with company number 09187412 (“Holdings”), DTZ U.S. BORROWER, LLC, a Delaware limited liability company (the “U.S. Borrower” and/or the “Borrower Representative”), DTZ AUS HOLDCO PTY LIMITED ACN 602 106 936, a proprietary company limited by shares incorporated under the laws of Australia (the “Australian Borrower” and, collectively with U.S. Borrower, the “Borrowers”), the 2015-1 Additional Term Lenders (as defined in Exhibit A), the 2015-1 Converting Term Lenders (as defined in Exhibit A), the 2015-1 Incremental Term Lenders (as defined in Exhibit A), the Consenting Revolving Lenders (as defined below), the 2015-1 Incremental Revolving Credit Lenders (as defined in Exhibit A), each L/C Issuer, the Swing Line Lender, UBS AG, STAMFORD BRANCH, as Administrative Agent and, for purposes of Sections 5, 8, 9 and 11 through 15 hereof only, each of the other Loan Parties party as of the date hereof.

PRELIMINARY STATEMENTS

A. Reference is made to the Syndicated Facility Agreement (First Lien), dated as of November 4, 2014 (as amended, supplemented, amended and restated or otherwise modified from time to time through the date hereof, the “First Lien Credit Agreement”), by and among Holdings, the Borrowers, the Administrative Agent and each Lender from time to time party thereto, pursuant to which the Lenders (as defined in the First Lien Credit Agreement) have extended credit to the Borrowers.

B. Reference is made to that certain Stock Purchase Agreement and Plan of Merger (the “C&W Acquisition Agreement”), made and entered into as of May 9, 2015 by and among DTZ Jersey Holdings Ltd., a Jersey limited company, Gaja Merger Sub, Inc., a Delaware corporation and indirect wholly owned subsidiary of Holdings (“Merger Sub”), EXOR, S.A., a Luxembourg Société Anonyme and C&W Group, Inc., a Delaware corporation (“C&W”), pursuant to which Holdings will indirectly acquire all of the shares of common stock in C&W (the foregoing transaction, the “C&W Acquisition”).

C. Pursuant to Section 2.14(a) of the First Lien Credit Agreement, the Borrower Representative hereby notifies the Administrative Agent and the Lenders that it is requesting (x) Incremental Term Loans in an aggregate principal amount of $1,055,000,000 and (y) a Revolving Commitment Increase in an aggregate principal amount of $175,000,000, in each case, on the terms set forth in this First Lien Amendment No. 2.

D. The Borrower Representative has requested that the Required Facility Lenders under the Revolving Credit Facility agree to amend Section 7.14 of the First Lien Credit Agreement to reset the Financial Covenant set forth therein. Reference is made to Section 10.01 of the First Lien Credit Agreement, which permits certain amendments to Section 7.14 of the First Lien Credit Agreement with the consent of the Required Facility Lenders, Administrative Agent and the applicable Loan Parties. The Borrower Representative has further requested that the Required Lenders (immediately after giving effect to the First Lien Amendment No. 2 Effective Date) consent to the amendments set forth in Section 4 hereof.

E. The Borrowers, Holdings, the Second Lien Administrative Agent, certain of the incremental term lenders party thereto and each other Loan Party propose to enter into an amendment to the Second Lien Credit Agreement (the “Second Lien Incremental Amendment No. 2” and, collectively with this First Lien Amendment No. 2, the “2015-1 Incremental Amendments”) for the Borrowers to obtain Incremental Loans (as defined in the Second Lien Credit Agreement) in an aggregate principal amount of $250,000,000.

F. UBS Securities LLC (“UBS Securities”), J.P. Morgan Securities LLC (“J.P. Morgan”), Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”), Citi (as defined below), Credit Agricole Corporate and Investment Bank (acting through such affiliates or branches as it deems appropriate, “Credit Agricole CIB”), Credit Suisse Securities (USA) LLC (“CS Securities”), HSBC Securities (USA) Inc. (“HSBC Securities”), Mizuho Bank, Ltd. (“Mizuho”) and Morgan Stanley Senior Funding, Inc. (“MSSF”, and together with UBS Securities, J.P. Morgan, Merrill Lynch, Citi, Credit Agricole CIB, CS Securities, HSBC Securities, Mizuho and MSSF, the “First Lien Amendment No. 2 Arrangers”) shall act as the joint lead arrangers and bookrunners (with UBS Securities acting as “lead left” arranger and bookrunner) with respect to the 2015-1 Incremental Term Loans, the 2015-1 Converted Term Loans (as defined in Exhibit A) and the 2015-1 Additional Term Loans (as defined in Exhibit A) and the transactions relating to such 2015-1 Incremental Term Loans, 2015-1 Additional Term Loans (including the raising of such 2015-1 Incremental Term Loans and the “repricing” of the Initial Term Loans (as defined in Exhibit A) effectuated by their replacement by 2015-1 Converted Term Loans and 2015-1 Additional Term Loans)(for the purposes of this First Lien Amendment No. 2, “Citi” shall mean Citigroup Global Markets, Inc. (“CGMI”), Citibank, N.A., Citigroup USA, Inc., Citigroup North America, Inc. and/or any of their affiliates as any of them shall determine to be appropriate to provide the services with respect to the 2015-1 Incremental Term Loans).

G. Each 2015-1 Converting Term Lender, in its capacity as such, has agreed, on the terms and conditions set forth herein, to convert all of the principal amount (or such lesser principal amount as may be allocated to such 2015-1 Converting Term Lender by the First Lien Amendment No. 2 Arrangers) of its outstanding Initial Term Loans into a like principal amount of 2015-1 Converted Term Loans on the First Lien Amendment No. 2 Effective Date, with all (or such lesser principal amount so allocated to such 2015-1 Converting Term Lender by the Amendment No. 2 Arrangers) of such Initial Term Loans of such 2015-1 Converting Term Lender being referred to as the “2015-1 Converted Principal Amount” with respect to such 2015-1 Converting Term Lender and (ii) if all Initial Term Loans are not converted as described in immediately preceding clause (i), the 2015-1 Additional Term Lender has agreed to make 2015-1 Additional Term Loans equal to the aggregate principal amount of all Initial Term Loans that are not being so converted pursuant to immediately preceding clause (i), which 2015-1 Additional Term Loans shall be used to prepay in full such non-converted Initial Term Loans. Pursuant to Section 2.01(a) of the First Lien Credit Agreement, the Borrowers hereby give notice to the Administrative Agent that (x) the conversion of Initial Term Loans into 2015-1 Converted Term Loans as described in clause (i) above and (y) the borrowing of the 2015-1 Additional Term Loans and the application of such 2015-1 Additional Term Loans to the prepayment of the non-converted Initial Term Loans as described in clause (ii) above, in each case, shall be applied to such Initial Term Loans in a manner such that the aggregate amount of 2015-1 Converted

Term Loans and the aggregate amount of each of the U.S. Borrower’s and the Australian Borrower’s borrowings of 2015-1 Additional Term Loans, in each case, are proportional to their respective borrowings of Initial Term Loans on the Closing Date.

H. Upon the First Lien Amendment No. 2 Effective Date, each 2015-1 Converting Term Lender shall be deemed to have converted the 2015-1 Converted Principal Amount of its Initial Term Loans into 2015-1 Converted Term Loans (which Initial Term Loans (but, for the avoidance of doubt, not such 2015-1 Converted Term Loans, which shall remain outstanding), in an aggregate principal amount equal to the Converted Initial Term Loans of such 2015-1 Converting Term Lender existing immediately prior to the occurrence of the First Lien Amendment No. 2 Effective Date, shall thereafter no longer be deemed to be outstanding (and the Administrative Agent shall reflect the same on the Register)) for 2015-1 Converted Term Loans.

I. Upon the First Lien Amendment No. 2 Effective Date, those certain letters of credit listed on Schedule C hereof (the “C&W Letters of Credit”) shall constitute Letters of Credit subject to the terms of the First Lien Credit Agreement, and all such C&W Letters of Credit shall be deemed to be issued pursuant to the First Lien Credit Agreement.

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the undersigned parties agree as follows:

SECTION 1. Definitions. Capitalized terms not otherwise defined in this First Lien Amendment No. 2 shall have the same meanings specified in the First Lien Credit Agreement. The provisions of Section 1.02 of the First Lien Credit Agreement are hereby incorporated by reference herein, mutatis mutandis.

SECTION 2. Incremental Amendments.

(a) This First Lien Amendment No. 2 constitutes an “Incremental Amendment” pursuant to Section 2.14 of the First Lien Credit Agreement and a “Loan Document”; provided that this First Lien Amendment No. 2 shall also be effective to evidence the making of the 2015- 1 Additional Term Loans and the conversion of Initial Term Loans into 2015-1 Converted Term Loans (and, in the case of the 2015-1 Additional Term Loans and 2015-1 Converted Term Loans, to evidence the establishment of the Permitted Equal Priority Refinancing Debt comprised of such 2015-1 Additional Term Loans and 2015-1 Converted Term Loans) and the other amendments to the Credit Agreement and the other Loan Documents specified herein.

(b) The First Lien Credit Agreement is, effective as of the First Lien Amendment No. 2 Effective Date, hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the pages of the Credit Agreement attached as Exhibit A and Annex A hereto).

SECTION 3. Consenting Revolving Lenders. Effective concurrently with the funding of the 2015-1 Incremental Term Loans on the First Lien Amendment No. 2 Effective Date, (x) each Revolving Credit Lender that shall have, in its capacity as such, delivered an executed

Amendment No. 2 Consent (substantially in form of Exhibit B hereto) at or prior to 5:30 p.m. (New York City time) on August 12, 2015 (such date and time, the “Amendment No. 2 Consent Deadline”) and checked the box “Consenting Revolving Lender” on such Amendment No. 2 Consent (each a “Consenting Revolving Lender”) hereby consents to (x) the amendment to the Financial Covenant, as set forth in Section 7.14 in Exhibit A hereto,(y) the amendment to Section 2.14(e)(iii) (as such amendment relates to the Incremental Revolving Loans) and (z) the amendment to the definition of “Applicable Letter of Credit Threshold”, as set forth in Section 1.01 in Exhibit A hereto, which Consenting Revolving Lenders constitute the Required Facility Lenders with respect to such amendments. Each Revolving Credit Lender party hereto as a Consenting Revolving Lender shall be deemed to be consenting to the amendments applicable to it including, for the avoidance of doubt, with respect to Schedules 1.01B and 2.01, in its capacity as a 2015-1 Incremental Revolving Credit Lender, to the extent the Letter of Credit Sublimit and Revolving Credit Commitments across from such Lender’s name on Schedules 1.01B and 2.01 respectively, reflects an increase of such Lender’s Letter of Credit Sublimit and Revolving Credit Commitments, respectively, immediately prior to the effectiveness of this Amendment.

SECTION 4. Required Lenders. Effective concurrently with the funding of the 2015-1 Incremental Term Loans on the First Lien Amendment No. 2 Effective Date, each 2015-1 Additional Term Lender, each 2015-1 Converting Term Lender, each 2015-1 Incremental Term Lender and each Consenting Revolving Lender, in each case in its capacity as such and collectively constituting the Required Lenders, hereby consents to the following amendments to the First Lien Credit Agreement as contemplated in Exhibit A and Annex A, as applicable: (i) the last paragraph of the definition of EBITDA, (ii) clauses (c) and (d) of the definition of Permitted Indebtedness, (iii) clauses (e) and (aa) of the definition of Permitted Investments, (iv) the definition of Qualified Lender, (v) Section 2.03(n), (vi) Sections 3.01(c) and 3.07(iii), (vii) Sections 5.16(c) and 5.22, (viii) Sections 10.01(m) and 10.07(b) and (ix) the amendments to Exhibits D-1 and D-2 to the First Lien Credit Agreement attached hereto as Annex A. Reference is made to Section 10.01 of the First Lien Credit Agreement, which permits certain amendments to Section 10.01 of the First Lien Credit Agreement with the consent of the Required Lenders, Administrative Agent and the applicable Loan Parties (any such consent on behalf of a Lender shall be effected by delivering an Amendment No. 2 Consent substantially in the form of Exhibit B hereto).

SECTION 5. Acknowledgments and Reaffirmation. Each Loan Party hereunder hereby expressly acknowledges and agrees to the terms of this First Lien Amendment No. 2 and reaffirms, as of the date hereof, (i) the covenants and agreements contained in this First Lien Amendment No. 2 and each Loan Document to which it is a party, including, in each case, such covenants and agreements as in effect immediately after giving effect to this First Lien Amendment No. 2 and the transactions contemplated hereby and (ii) its guarantee of the Obligations (including, without limitation, the 2015-1 Term Loans and Obligations arising under the 2015-1 Revolving Commitment Increase (as defined in Exhibit A) and its grant of Liens on the Collateral to secure the Obligations (including, without limitation, the Obligations with respect to 2015-1 Term Loans and Obligations arising under the 2015-1 Revolving Commitment Increase) pursuant to the Loan Documents.

SECTION 6. Conditions to Effectiveness. This First Lien Amendment No. 2 shall become effective (the “First Lien Amendment No. 2 Effective Date”) on the date when:

(a) the Administrative Agent (or its counsel) receives the following on or before the First Lien Amendment No. 2 Effective Date, each properly executed and delivered by a Responsible Officer of each applicable Loan Party:

(i) (A) from each Loan Party organized in the United States, United Kingdom, Australia, the Netherlands and the Cayman Islands, executed counterparts of this First Lien Amendment No. 2, (B) from the 2015-1 Additional Term Lenders, the 2015-1 Incremental Term Lenders, the 2015-1 Converting Term Lenders, the Consenting Revolving Lenders, the 2015-1 Incremental Revolving Credit Lenders, each L/C Issuer (in its capacity as such) and the Administrative Agent (in its capacity as such) and the Swing Line Lender (in its capacity as such), executed counterparts of this First Lien Amendment No. 2 and (C) from each C&W Acquired Company (as defined in Exhibit A hereto) that is not an Excluded Subsidiary (collectively, the “C&W Loan Parties”), executed counterparts of the Guaranty,

(ii) each Collateral Document set forth on Schedule B hereto, duly executed by each applicable C&W Loan Party (or, if identified therein, the applicable Loan Party), together with:

a. to the extent required by any applicable Security Agreement, (x) certificates representing the Pledged Collateral that is certificated equity of each C&W Acquired Company that will be upon the C&W Acquisition a wholly owned Restricted Subsidiary that is a Material Subsidiary (other than an Excluded Subsidiary) directly owned by any Subsidiary Guarantor accompanied by undated stock powers or share transfer forms executed in blank (with respect to any Subsidiary Guarantor that is a Domestic Subsidiary) and (y) instruments, if any, evidencing Indebtedness that is Pledged Collateral indorsed in blank; and

b. evidence that all UCC-1 financing statements and similar financing statements under the Australian PPSA (or their equivalents) in the jurisdiction of organization or incorporation of each C&W Acquired Company that is required to give security on the First Lien Amendment No. 2 Effective Date, and intellectual property filings in the United States that the Administrative Agent and the Collateral Agent may deem reasonably necessary to satisfy the Collateral and Guarantee Requirement shall have been provided for, and arrangements for the filing thereof in a manner reasonably satisfactory to the Administrative Agent shall have been made;

(iii) a duly executed Committed Loan Notice with respect to the 2015-1 Term Loans being borrowed on the First Lien Amendment No. 2 Effective Date substantially in the form of Exhibit A-1 to the First Lien Credit Agreement;

(iv) certificates of good standing (to the extent such concept exists) from the secretary of state of the state of organization of each Loan Party (or any immediate predecessor thereof) (to the extent such concept exists in such jurisdiction), customary certificates of resolutions or other action, incumbency certificates (with respect to the C&W Loan Parties only) and/or other certificates of Responsible Officers of each Loan Party evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this First Lien Amendment No. 2 and the other Loan Documents to which such Loan Party is to become a party on the First Lien Amendment No. 2 Effective Date (and in the case of each Australian Loan Party, resolving that (A) it is in its best interests to execute this First Lien Amendment No. 2 and, to the extent applicable, the other Loan Documents to which it be a party on the First Lien Amendment No. 2 Effective Date, (B) its execution of any such document and the performance of its obligations under them does not and will not cause it to contravene Chapter 2E or Part 2J of the Australian Corporations Act and (C) guaranteeing or securing, as appropriate, any part of the Commitment would not cause any guarantee, security or similar limit binding on that Australian Loan Party to be exceeded);

(v) a customary legal opinion from (A) Cleary, Gottlieb, Steen & Hamilton LLP, New York counsel to the Loan Parties, (B) Young Conway Stargatt & Taylor, LLP, Delaware counsel to certain of the Loan Parties (C) Greenberg Traurig LLP, California, Florida, Illinois, New Jersey and Massachusetts counsel to certain of the Loan Parties, (D) Freshfields Bruckhaus Deringer LLP, Netherlands counsel to certain of the Loan Parties, (E) King & Wood Mallesons, Australian counsel to the Lenders, (F) Allen & Overy LLP, England and Wales and Luxembourg counsel to the Lenders, (G) Armstrong Teasdale LLP, Missouri counsel to certain of the Loan Parties and (H) counsel to certain of the Loan Parties in such other U.S. states as may be agreed to between the Loan Parties and the Administrative Agent;

(vi) a solvency certificate from a Financial Officer of Holdings (or, at the option of the Borrower Representative, a third party opinion delivered by a nationally recognized firm that regularly delivers solvency opinions) (after giving effect to the transactions contemplated under the 2015-1 Incremental Amendments) substantially in the form of Annex I to Exhibit D of the Commitment Letter (as defined below);

(vii) subject to the Guarantee and Security Principles, copies of a recent Lien and judgment search to the extent customary in the applicable jurisdiction reasonably requested by the Administrative Agent with respect to the Loan Parties and the C&W Loan Parties; and

(viii) an officer’s certificate dated the First Lien Amendment No. 2 Effective Date from a Responsible Officer of the Borrower Representative substantially in the form of Exhibit C hereto;

provided, however, that, the requirements set forth in this Section 6(a), including the delivery of documents and instruments necessary to satisfy the Collateral and Guarantee Requirement (other than with respect to any Lien on Collateral that may be perfected by (I) the filing of (x) a financing statement under the Uniform Commercial Code, (y) or similar Australian PPS Register

Financing statements or (z) subject to Duly Authorized Guarantees and Security (as defined below), with respect to any Subsidiary that is a C&W Loan Party incorporated in England and Wales, registration of any Lien over Collateral granted by any such entity at the Companies House by the Administrative Agent on the First Lien Amendment No. 2 Effective Date or within 21 days thereafter, or (II) the delivery of stock or share certificates in respect of the pledged Equity Interests of each C&W Loan Party that is a U.S. or English Person), shall not constitute conditions precedent to the occurrence of the First Lien Amendment No. 2 Effective Date or any Credit Extension on such date if such requirements cannot be satisfied on the First Lien Amendment No. 2 Effective Date after the Borrower Representative’s use of commercially reasonable efforts to satisfy such requirement on or prior to the First Lien Amendment No. 2 Effective Date without undue burden or expense (it being understood that it is not commercially reasonable to initiate any financial assistance whitewash procedures or stamping that may be required in relation to any Australian or Singaporean law governed security documents prior to the First Lien Amendment No. 2 Effective Date) but shall be satisfied (w) with respect to any Restricted Subsidiary that is a C&W Acquired Company which is required to become a Guarantor and which is incorporated in the United States or England and Wales, within ninety (90) days of the First Lien Amendment No. 2 Effective Date; provided, that, such England and Wales and United States incorporated C&W Acquired Companies use commercially reasonable efforts to satisfy such requirements on or prior to the First Lien Amendment No. 2 Effective Date (or with respect to the such C&W Acquired Companies incorporated in the England and Wales, on the second (2nd) Business Day after the First Lien Amendment No. 2 Effective Date) without undue burden or expense, (x) with respect to any Restricted Subsidiary that is a C&W Acquired Company which is required to become a Guarantor and which is incorporated in Australia, within ninety (90) days after the First Lien Amendment No. 2 Effective Date, (y) with respect to any Restricted Subsidiary that is a C&W Acquired Company which is required to become a Guarantor and which is incorporated in Singapore within 120 days after the First Lien Amendment No. 2 Effective Date, subject, in each case, to extensions approved by the Administrative Agent in its reasonable discretion and (z) without limitation of clauses (x) and (y), with respect to guarantees and security to be provided by any Restricted Subsidiary that is a C&W Acquired Company organized in England and Wales that is required to become a Guarantor, if such guarantees and security cannot be provided as a condition precedent solely because the directors or managers of such Restricted Subsidiaries have not authorized such guarantees and security and the election of new directors or managers to authorize such guarantees and security has not taken place prior to the First Lien Amendment No. 2 Effective Date (such guarantees and security, the “Duly Authorized Guarantees and Security”), such election shall take place and such Duly Authorized Guarantees and Security shall be provided no later than 11:59 p.m., New York City time, on the second (2nd) Business Day after the First Lien Amendment No. 2 Effective Date for any such C&W Loan Party organized in England and Wales;

(b) The First Lien Amendment No. 2 Arrangers shall have received the financial statements listed on Schedule A hereto on or prior to the First Lien Amendment No. 2 Effective Date;

(c) the Administrative Agent shall have received, at least three (3) Business Days prior to the First Lien Amendment No. 2 Effective Date, all documentation and other information about Holdings and the Borrowers required under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT ACT that has been requested in writing at least ten (10) Business Days prior to the First Lien Amendment No. 2 Effective Date;

(d) the Specified Representations are true and correct in all material respects on and as of the First Lien Amendment No. 2 Effective Date and the C&W Specified Acquisition Agreement Representations (as defined in Exhibit A hereto) shall be true and correct in all material respects on and as of the First Lien Amendment No. 2 Effective Date; provided that the condition precedent in this clause (d) with respect to C&W Specified Acquisition Agreement Representations shall fail to be satisfied only to the extent a breach of such C&W Specified Acquisition Agreement Representations provides Merger Sub with the right to, pursuant to the C&W Acquisition Agreement, terminate its obligations under the C&W Acquisition Agreement or decline to consummate the C&W Acquisition (as defined in Exhibit A hereto) as a result of the breach of such C&W Specified Acquisition Agreement Representations;

(e) no Event of Default under Section 8.01(a) or, with respect to the Borrowers, Section 8.01(f) of the First Lien Credit Agreement shall have occurred and be continuing or would occur after giving effect to the 2015-1 Incremental Facilities;

(f) all fees and, to the extent invoiced at least two (2) Business Days prior to the First Lien Amendment No. 2 Effective Date (except as otherwise reasonably agreed by the Borrower Representative), expenses due under the Amended and Restated Commitment Letter dated as of May 22, 2015 (the “Commitment Letter”) and the Amended and Restated Fee Letter dated as of May 22, 2015 required to be paid on the First Lien Amendment No. 2 Effective Date;

(g) prior to or substantially concurrently with the funding or establishment of the Incremental Loans and Commitments on the First Lien Amendment No. 2 Effective Date, the C&W Equity Contribution (as defined in Exhibit A) (subject to any reduction pursuant to the second proviso of Section 6(h)) shall have been consummated on terms reasonably satisfactory to the First Lien Amendment No. 2 Arrangers;

(h) the C&W Acquisition shall have been consummated in accordance with the terms of the C&W Acquisition Agreement; and, the C&W Acquisition Agreement shall not have been amended or waived since the date thereof and no consent shall have been granted thereunder, in each case, in a manner materially adverse to the Initial Lenders (as defined in the Commitment Letter) or the First Lien Amendment No. 2 Arrangers (in their capacities as such) without the consent of the First Lien Amendment No. 2 Arrangers (such consent not to be unreasonably withheld, delayed or conditioned); provided, that any amendment of the definition of “Company Material Adverse Effect” in the C&W Acquisition Agreement shall be deemed materially adverse to the Incremental Term Lenders; provided, further, that any change in the amount of consideration required to consummate the C&W Acquisition shall be deemed not to be materially adverse to the Incremental Term Lenders so long as (x) any reduction shall first be applied to a reduction of the commitments established under the Second Lien Incremental Amendment No. 2, with any such remaining amounts to be applied to a reduction of incremental term loan commitments established hereunder and (y) any increase in purchase price for the C&W Acquisition shall be funded through an increase of the C&W Equity Contribution;

(i) since May 9, 2015, there shall not have been any fact, change, circumstance, event, occurrence, condition or development that, individually or in the aggregate, has had or would reasonably be expected to have a Company Material Adverse Effect (as defined in the C&W Acquisition Agreement);

(j) the C&W Refinancing (as defined in Exhibit A) shall have occurred substantially concurrently with the borrowings under the 2015-1 Term Loan Facility;

(k) the Borrowers shall have paid all accrued and unpaid interest on the Initial Term Loans to but excluding the First Lien Amendment No. 2 Effective Date; and

(l) the borrowings under the Second Lien Credit Agreement pursuant to the Second Lien Amendment No. 2 shall have occurred, or shall occur substantially concurrently with borrowings under the 2015-1 Incremental Term Loans and 2015-1 Revolving Commitment Increase contemplated hereunder, and the borrowings thereunder shall be in amounts not exceeding the amounts set forth in Preliminary Statement E hereunder.

SECTION 7. Written Request. By its execution of this First Lien Amendment No. 2, the Borrower Representative hereby delivers and the Administrative Agent hereby acknowledges receipt of this First Lien Amendment No. 2 as the satisfaction of the requirement to give written notice required to the Administrative Agent pursuant to Section 2.14(a) of the First Lien Credit Agreement.

SECTION 8. Amendment, Modification and Waiver. This First Lien Amendment No. 2 may not be amended, modified or waived except in accordance with Section 10.01 of the First Lien Credit Agreement.

SECTION 9. Entire Agreement; Post-Effective Date Obligations. This First Lien Amendment No. 2, the First Lien Credit Agreement and the other Loan Documents constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties hereto with respect to the subject matter hereof. Except as expressly set forth herein, this First Lien Amendment No. 2 shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of any party under, the First Lien Credit Agreement, nor alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the First Lien Credit Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect. It is understood and agreed that each reference in each Loan Document to the First Lien Credit Agreement, whether direct or indirect, shall hereafter be deemed to be a reference to the First Lien Credit Agreement as amended hereby and that this First Lien Amendment No. 2 is a Loan Document. As promptly as practicable, and in any event within the time periods after the First Lien Amendment No. 2 Effective Date specified in Schedule D hereto or such later date as the Administrative Agent reasonably agrees to in writing, including to reasonably accommodate circumstances unforeseen on the First Lien Amendment No. 2 Effective Date, deliver the documents or take the actions specified on Schedule D hereto, in each case except to the extent otherwise agreed by the Administrative Agent pursuant to its authority as set forth in the definition of the term “Collateral and Guarantee Requirement”.

SECTION 10. Reallocation. The reallocation of the Revolving Credit Lenders’ Revolving Credit Loans contemplated by Section 2.14(g) with respect to any Revolving Commitment Increase shall occur with respect to the Revolving Commitment Increases contemplated hereby on the First Lien Amendment No. 2 Effective Date, and the Revolving Credit Lenders shall make such Revolving Credit Loans on the First Lien Amendment No. 2 Effective Date as may be required to effectuate such reallocation. Furthermore, on the First Lien Amendment No. 2 Effective Date, all participations in L/C Obligations and Swing Line Loans shall be reallocated pro rata among the Revolving Credit Lenders after giving effect to the Revolving Commitment Increases contemplated hereby.

SECTION 11. GOVERNING LAW. THIS FIRST LIEN AMENDMENT NO. 2 AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY CONFLICT OF LAW PRINCIPLES (BUT GIVING EFFECT TO FEDERAL LAWS RELATING TO NATIONAL BANKS). THE PROVISIONS OF SECTIONS 10.16 AND 10.17 OF THE FIRST LIEN CREDIT AGREEMENT ARE HEREBY INCORPORATED BY REFERENCE INTO THIS FIRST LIEN AMENDMENT NO. 2 AND SHALL APPLY HEREIN MUTATIS MUTANDIS.

SECTION 12. Severability. If any provision of this First Lien Amendment No. 2 is held to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remaining provisions of this First Lien Amendment No. 2 shall not be affected or impaired thereby. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 13. Counterparts. This First Lien Amendment No. 2 may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by facsimile or other electronic means of an executed counterpart of a signature page to this First Lien Amendment No. 2 shall be effective as delivery of an original executed counterpart of this First Lien Amendment No. 2.

SECTION 14. Headings. The headings of this First Lien Amendment No. 2 are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

SECTION 15. Miscellaneous. The provisions of Sections 10.04, 10.05, 10.09 and 10.23 of the First Lien Credit Agreement are hereby incorporated by reference into this First Lien Amendment No. 2 and shall apply herein mutatis mutandis.

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IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 2 as of the date first written above.

[Signature Page to the First Lien Amendment No. 2]

UBS AG, STAMFORD BRANCH,

as 2015-1 Additional Term Lender and 2015-1 Incremental Term Lender

By:	/s/ Denise Bushee
Name: Denise Bushee
Title: Associate Director

By:	/s/ Craig Pearson
Name: Craig Pearson
Title: Associate Director

[Signature Page to the First Lien Amendment No. 2]

Consented and agreed to as of

the date first above written:

UBS AG, STAMFORD BRANCH, as Administrative Agent

By:	/s/ Denise Bushee
Name: Denise Bushee
Title: Associate Director

By:	/s/ Craig Pearson
Name: Craig Pearson
Title: Associate Director

[Signature Page to the First Lien Amendment No. 2]

DTZ U.S. BORROWER, LLC,

as the U.S. Borrower and Borrower Representative

By:	/s/ Clive Bode
Name: Clive Bode Title: President

[Signature Page to the First Lien Amendment No. 2]

DTZ UK GUARANTOR LIMITED,

as Holdings

By:	/s/ Rajeev Ruparelia
Name: Rajeev Ruparelia
Title: Director

[Signature Page to the First Lien Amendment No. 2]

With respect only to Sections 5, 8, 9 and 11 through 15:

Signed and delivered for:

DTZ AUS BIDCO PTY LIMITED ACN 169 965 995

under power of attorney in the presence of:

/s/ Nicholas Li	/s/ Simon Harle
Signature of Witness	Signature of Attorney

Nicholas Li	Simon Harle
Print Name of Witness	Print Name of Attorney

Lawyer, Level 22, 101 Collins Street, Melbourne, Victoria, Australia
Address and occupation of Witness

[Signature Page to the First Lien Amendment No. 2]

Signed and delivered for:

DTZ AUS HOLDCO PTY LIMITED ACN 602 106 936

under power of attorney in the presence of:

/s/ Nicholas Li	/s/ Simon Harle
Signature of Witness	Signature of Attorney

Nicholas Li	Simon Harle
Print Name of Witness	Print Name of Attorney

Lawyer, Level 22, 101 Collins Street, Melbourne, Victoria, Australia
Address and occupation of Witness

[Signature Page to the First Lien Amendment No. 2]

With respect only to Sections 5, 8, 9 and 11 through 15:

DTZ US HOLDCO, INC.

DTZ US NEWCO, INC.

DTZ US HOLDINGS, LLC

By:	/s/ Clive Bode
Name: Clive Bode
Title: President

[Signature Page to the First Lien Amendment No. 2]

With respect only to Sections 5, 8, 9 and 11 through 15:

DTZ UK HOLDCO LIMITED

DTZ UK BIDCO LIMITED

DTZ UK BIDCO 2 LIMITED

CASPER UK BIDCO LIMITED

DTZ WORLDWIDE LIMITED

By:	/s/ Rajeev Ruparelia
Name: Rajeev Ruparelia
Title: Director

DRONE HOLDINGS (CAYMAN) LIMITED

By:	/s/ Rajeev Ruparelia
Name: Rajeev Ruparelia
Title: Director

[Signature Page to the First Lien Amendment No. 2]

With respect only to Sections 5, 8, 9 and 11 through 15:

DTZ AMERICAS, INC.

By:	/s/ Tod Lickerman
Name: Tod Lickerman
Title: President and Chief Executive Officer

CUMBERLAND LAND HOLDING, L.L.C.

By:	/s/ Tod Lickerman
Name: Tod Lickerman
Title: Manager

DTZ SERVICES, LLC

By:	/s/ Tod Lickerman
Name: Tod Lickerman
Title: President & Manager

[Signature Page to the First Lien Amendment No. 2]

With respect only to Sections 5, 8, 9 and 11 through 15:

Signed and delivered for:

DTZ PTY LTD ACN 074 196 991

DTZ (QATAR) HOLDINGS PTY LTD ACN 121 037 312

DTZ PROCESS SOLUTIONS PTY LTD ACN 090 608 361

DTZ PROCUREMENT SERVICES PTY LTD ACN 079 452 887

DTZ FM SERVICES PTY LTD ACN 076 203 659

DTZ HR SERVICES PTY LTD ACN 074 593 534

DTZ REAL ESTATE SERVICES (ACT) PTY LTD ACN 087 378 569

DTZ REAL ESTATE SERVICES (NSW) PTY LTD ACN 087 378 238

DTZ REAL ESTATE SERVICES (VIC) PTY LTD ACN 087 378 381

DTZ REAL ESTATE SERVICES (QLD) ACN 087 378 649

DTZ REAL ESTATE SERVICES (TAS) PTY LTD ACN 087 378 452

DTZ REAL ESTATE SERVICES (SA) PTY LTD ACN 087 378 694

DTZ REAL ESTATE SERVICES (WA) PTY LTD ACN 087 378 327

DTZ REAL ESTATE SERVICES (NT) PTY LTD ACN 087 378 523

DTZ AUSTRALIA PTY LTD ACN 106 515 931

DTZ AUSTRALIA (NSW) PTY LTD ACN 090 139 076

DTZ AUSTRALIA (NORTH SHORE PROPERTY MANAGEMENT) PTY LTD ACN 091 211 620

DTZ AUSTRALIA (NORTH SHORE AGENCY) PTY LTD ACN 002 972 527

DTZ AUSTRALIA (VIC) PTY LTD ACN 069 488 866

DTZ AUSTRALIA (QUEENSLAND) PTY LTD ACN 121 110 763

DTZ DEBENHAM TIE LEUNG AUSTRALASIA PTY LTD ACN 095 036 874

DTZ AUSTRALIA (LEASING) PTY LTD ACN 097 960 337

/s/ Vikas Badhan	/s/ Andrew Dean
Signature of Witness	Signature of Attorney

Vikas Badhan	Andrew Dean
Print Name of Witness	Print Name of Attorney

3/111 Coventry ST South Melbourme 3205, Risk Manager
Address and occupation of Witness

[Signature Page to the First Lien Amendment No. 2]

With respect only to Sections 5, 8, 9 and 11 through 15:

DTZ DUTCH HOLDINGS B.V.

By:	/s/Pedro Emanuel Gouveia Fernandes das Neves
Name: Pedro Emanuel Gouveia Fernandes das Neves
Title: Authorized Signatory

[Signature Page to First Lien Amendment No. 2]

With respect only to Sections 5, 8, 9 and 11 through 15:

DTZ INVESTORS LIMITED

By:	/s/ Miles Herz
Name: Miles Herz
Title: CFO/COO, DTZ Investors

[Siganature Page to the Firts Lien Amendment No. 2]

[NEWYORK 3083654_12]

With respect only to Sections 5, 8, 9 and 11 through 15:

DTZ IM (SPFS) LIMITED

By:	/s/ Miles Herz
Name: Miles Herz
Title: CFO/COO DTZ Investors

[Signature Page to the First Lien Amendment No. 2]

[NEWYORK 3083654_12]

With respect only to Sections 5, 8, 9 and 11 through 15:

DTZ SECURE SERVICES, INC.

By:	/s/ Roger E. Frischkorn
Name: Roger E. Frischkorn
Title: President, Vice President, Treasurer, and Secretary

[Signature Page to the First Lien Amendment No. 2]

With respect only to Sections 5, 8, 9 and 11 through 15:

DTZ DRONE SINGAPORE PTE.LTD.

By:	/s/ Rajeev Ruparelia
Name: Rajeev Ruparelia
Title: Director

[Signature Page to First Lien Amendment No. 2]

With respect only to Sections 5, 8, 9 and 11 through 15:

DTZ, INC.

DTZ GOVERNMENT SERVICES, INC.

By:	/s/ Paul Bedborough
Name: Paul Bedborough
Title: President

[Signature Page to the First Lien Amendment No. 2]

With respect only to Sections 5, 8, 9 and 11 through 15:

CASSIDY TURLEY NORTHERN CALIFORNIA, INC.

WOODMONT COMMERCIAL REALTY, INC.

CASSIDY TURLEY COMMERCIAL REAL ESTATE SERVICES, INC.

CASSIDY TURLEY FIDUCIARY, INC.

CASSIDY TURLEY CALIFORNIA, INC.

By:	/s/ Joseph Stettinius Jr.
Name: Joseph Stettinius Jr.
Title: President

CASSIDY TURLEY, INC. (DE)

CASSIDY TURLEY, INC. (MO)

CASSIDY TURLEY, L.P.

By:	/s/ Joseph Stettinius Jr.
Name: Joseph Stettinius Jr.
Title: President and Chief Executive Officer

[Signature Page to the First Lien Amendment No. 2]

With respect only to Sections 5, 8, 9 and 11 through 15:

DTZ INTERNATIONAL LIMITED

By:	/s/ John Forrester
Name: John Forrester
Title: Director

[Signature Page to First Lien Amendment No. 2]

With respect only to Sections 5, 8, 9 and 11 through 15:

DTZ SERVICES (EUROPE) LIMITED

By:	/s/ John Forrester
Name: John Forrester
Title:

[Signature Page to First Lien Amendment No. 2]

With respect only to Sections 5, 8, 9 and 11 through 15:

HODNETT MARTIN SMITH LIMITED

By:	/s/ John Forrester
Name: John Forrester
Title: Director

[Signature Page to First Lien Amendment No. 2]

With respect only to Sections 5, 8, 9 and 11 through 15:

DTZ INDIA LIMITED

By:	/s/ S. J. Watts
Name: S. J. Watts
Title: Director

[Signature Page to First Lien Amendment No. 2]

With respect only to Sections 5, 8, 9 and 11 through 15:

CANTIUM ESTATES LIMITED

By:	/s/ S. J. Watts
Name: S. J. Watts
Title: Director

[Signature Page to First Lien Amendment No. 2]

With respect only to Sections 5, 8, 9 and 11 through 15:

DTZ DEBENHAM TIE LEUNG LIMITED

By:	/s/ Colin Wilson
Name: Colin Wilson
Title: Director

[Signature Page to First Lien Amendment No. 2]

With respect only to Sections 5, 8, 9 and 11 through 15:

DTZ MANAGEMENT SERVICES LIMITED

By:	/s/ M. Burnham
Name: M. Burnham
Title: Director

[Signature Page to First Lien Amendment No. 2]

With respect only to Sections 5, 8, 9 and 11 through 15:

DTZ CORPORATE FINANCE LIMITED

By:	/s/ Parimal Patel
Name: Parimal Patel
Title: Director

[Signature Page to First Lien Amendment No. 2]

With respect only to Sections 5, 8, 9 and 11 through 15:

DT&C LIMITED

By:	/s/ Neil Kay
Name: Neil Kay
Title: Director

[Signature Page to First Lien Amendment No. 2]

With respect only to Sections 5, 8, 9 and 11 through 15:

DTZ PARENT, LLC

By:	/s/ Brett White
Name: Brett White
Title: President

[Signature Page to the First Lien Amendment No. 2]

With respect only to Sections 5, 8, 9 and 11 through 15:

DTZ EUROPE LIMITED

By:	/s/ Joseph Friedman
Name: Joseph Friedman
Title: Director

[Signature Page to First Lien Amendment No. 2]

SCHEDULE A

Required Financial Statements

(i) (x) an audited consolidated balance sheet and related audited income, shareholders’ equity and cash flow information of C&W for the three (3) most recently completed fiscal years ended at least 90 days prior to the First Lien Amendment No. 2 Effective Date and (y) unaudited consolidated balance sheet and related unaudited income and cash flow information of C&W for the fiscal quarter period ended at least 45 days prior to the First Lien Amendment No. 2 Effective Date (and the corresponding period for the prior year), each prepared in accordance with generally accepted accounting principles in the United States; and

(ii) an unaudited pro forma consolidated balance sheet and related unaudited pro forma consolidated statement of income of Holdings as of and for the twelve-month period ending on the last day of the most recently completed four-fiscal quarter period ended at least 75 days (or 90 days in case such four-fiscal quarter period is the end of the Holdings’ fiscal year) prior to the First Lien Amendment No. 2 Effective Date, prepared after giving effect to the transactions contemplated under the 2015-1 Incremental Amendments as if such transactions had occurred as of such date (in the case of such pro forma balance sheet) or at the beginning of such period (in the case of the pro forma statement of income), which need not be prepared in compliance with Regulation S-X of the Securities Act of 1933, as amended, or include adjustments for purchase accounting and with any information with respect to C&W prepared on a basis consistent with (i) above.

SCHEDULE B

Collateral Documents

•	Supplement to U.S. First Lien Pledge and Security Agreement (including the Perfection Certificate supplement), by and among each C&W Loan Party that is organized in the United States and the Collateral Agent.

•	Joinder to the Guaranty by and among each C&W Loan Party organized in the United States and the Collateral Agent.

•	U.S. First Lien Trademark Security Agreement, by and among Cushman & Wakefield, Inc., Cushman & Wakefield Realty, LLC and the Collateral Agent.

•	English Security Reaffirmation Deed by and among (A) each Loan Party that (i) is organized in England and Wales, (ii) is not a C&W Loan Party and (iii) is not DTZ UK New-co Limited, and (B) DTZ US Holdings LLC, DTZ US Holdco, Inc., DTZ Pty Limited and the Collateral Agent.

•	Singaporean First Lien Supplemental Debenture by and between DTZ Drone Singapore Pte. Ltd. and the Collateral Agent.

•	Singaporean Supplemental Share Charge by and between DTZ UK Holdco Limited and the Collateral Agent.

•	Singaporean Supplemental Share Charge by and between Drone Holdings (Cayman), Ltd. and the Collateral Agent.

•	Dutch Notarial Second Ranking Deed of Pledge, by and among DTZ Dutch Holdings B.V., DTZ Worldwide Limited and the Collateral Agent.

SCHEDULE C

C&W Letters of Credit

Beneficiary	Account Party	LC Number	L/C Issuer	Face Amount	Expiry Date

HWA 1290 III LLC HWA 1290 IV LLC HWA 1290 V LLC	Cushman and Wakefield, Inc.	68022269	Bank of America, N.A.	$4,167,250.00	20-May-2016

Empire HealthChoice Assurance, Inc.	Cushman and Wakefield, Inc.	68061298	Bank of America, N.A.	$2,876,436.00	03-Oct-2015

Aspen Specialty Insurance Company	Cushman and Wakefield, Inc.	68100742	Bank of America, N.A.	$2,000,000.00	16-Dec-2015

SCHEDULE D

Post-Closing Obligations

Subject to the Collateral and Guarantee Requirement, Holdings shall, or shall cause the applicable Restricted Subsidiaries (including the Borrowers) to, deliver each item to the Administrative Agent or take the actions specified below, as applicable, no later than the corresponding due date for such delivery or action specified below (or such later date as the Administrative Agent reasonably agrees to in writing):

(i)	Within 2 Business Days after the First Lien Amendment No. 2 Effective Date, each of the English C&W Joinder Parties shall have satisfied the Collateral and Guarantee Requirement and executed and delivered to the Administrative Agent a joinder to the Guaranty, a counterpart signature page to the Intercompany Note and an English First Lien Security Agreement, together with:

(a)	a copy of its constitutional documents and incumbency certificate;

(b)	a copy of a resolution of its board (A) approving the terms of, and the transactions contemplated by, the Loan Documents to which it is a party and resolving that it execute, deliver and perform those Loan Documents, (B) authorizing a specified person or persons to execute the Loan Documents to which it is a party on its behalf, and (C) authorizing a specified person or persons, on its behalf, to sign and/or dispatch all documents and notices to be signed and/or dispatched by it under or in connection with the Loan Documents to which it is a party;

(c)	a copy of a resolution signed by all the holders of the issued shares in such English C&W Joinder Party (A) approving the terms of, and the transactions contemplated by, the Loan Documents to which such English C&W Joinder Party is a party and (B) amending its constitutional documents (if applicable);

(d)	a copy of a resolution of the board of directors of each corporate shareholder of such English C&W Joinder Party approving the terms of the resolution referred to above;

(e)	a certificate of such English C&W Joinder Party confirming that borrowing or guaranteeing or securing, as appropriate, all amounts outstanding under the Loan Documents would not cause any borrowing, guarantee, security or similar limit binding on it to be exceeded;

(f)	a certificate of an authorized signatory of such English C&W Joinder Party certifying that the copy of each document relating to it specified in this Schedule is correct, complete and in full force and effect and has not been amended or superseded as at a date no earlier than the date of the Security Agreements to which it is a party; and

(g)	English First Lien Share Pledge Agreement over the shares or interests (as applicable) of Cushman & Wakefield Spain Ltd., Cushman & Wakefield UK LP and Cushman & Wakefield Global Holdco Ltd.; and

(h)	All stock or share certificates required to be delivered in respect of the pledged Equity Interests of each C&W Loan Party that is an English Person;

(ii)	Within 2 Business Days after the First Lien Amendment No. 2 Effective Date, MNKS, Luxembourg counsel to the Loan Parties, shall have delivered a legal opinion with respect to the English First Lien Share Pledge Agreement over the interests in Cushman & Wakefield UK LP

(iii)	Within 45 days of the First Lien Amendment No. 2 Effective Date, each of the Affected C&W Payees shall have executed and delivered to the Administrative Agent a counterpart signature page to the Intercompany Note;

(iv)	Within 60 days of the First Lien Amendment No. 2 Effective Date, Holdings shall have delivered all stock or share certificates required to be delivered to satisfy the Collateral and Guarantee Requirement with respect to any Loan Party as of the date thereof;

(v)	Within 90 days of the First Lien Amendment No. 2 Effective Date:

(a)	Holdings shall deliver evidence to the Administrative Agent that the Designated Senior Representative and the Designated Second Priority Representative have been named as additional loss insured and loss payee, as appropriate and where it is customary to do so in the relevant jurisdiction, under any property, casualty and liability insurance policies in excess of $1,000,000 maintained from time to time by any Grantor that is a C&W Acquired Company, to the extent such party has exercised its right to be so named pursuant to the First Lien/Second Lien Intercreditor Agreement;

(b)	Each of the Australian C&W Joinder Parties shall have satisfied the Collateral and Guarantee Requirement and executed and delivered to the Administrative Agent a joinder to the Guaranty, a counterpart signature page to the Intercompany Note and an Australian General Security Agreement (substantially in the form as agreed prior to the Closing Date other than with respect to any agreed factual changes), together with:

1.	evidence that all financing statements under the Australian PPSA (or their equivalents) in the jurisdiction of organization or incorporation of such Australian C&W Joinder Party that the Administrative Agent and the Collateral Agent may deem reasonably necessary to satisfy the Collateral and Guarantee Requirement shall have been prepared, and arrangements for the filing thereof in a manner reasonably satisfactory to the Administrative Agent;

2.	evidence (in form and substance reasonably satisfactory to the Administrative Agent) that such Australian C&W Joinder Party has completed the financial assistance whitewash process under Part 2J.3 of the Australian Corporations Act;

3.	a verification certificate (attaching its constitution and extracts of minutes resolving that (A) it is in its best interests to execute each Australian Security Agreement to which it is a party, (B) its execution of each Australian Security Agreement to which it is a party and the performance of its obligations under it does not and will not cause it to contravene Chapter 2E or Part 2J of the Australian Corporations Act and (C) guaranteeing or securing, as appropriate, any part of the commitment would not cause any guarantee, security or similar limit binding on such Australian C&W Joinder Party to be exceeded and attaching resolutions and incumbency certificates);

4.	legal opinion of King & Wood Mallesons with respect to its entry into each such Australian General Security Agreement; and

Schedule D - 2

5.	any amendments to such Australian C&W Joinder Party’s constitution required to:

(A) remove the directors’ discretion to refuse to register a transfer of shares on enforcement of security and

(B) permit such Australian C&W Joinder Party to act in the interests of its holding company for the purpose of Section 187 of the Australian Corporations Act;

(vi)	Within 3 months of the satisfaction of the obligations set out at clause (v)(b) above, Australian C&W Joinder Parties shall have delivered to the Administrative Agent New South Wales Multi-Jurisdictional Mortgage Statements and arrangements for the payment of any applicable New South Wales stamp duty (for both First Lien Amendment No. 2 Effective Date and joinder/accession securities);

(vii)	Within 120 days of the First Lien Amendment No. 2 Effective Date:

(a)	Each Singaporean C&W Joinder Party shall have executed and delivered an Australian Specific Security Agreement over the shares it owns in any Loan Party that is incorporated under the laws of Australia;

(b)	(A) Each of the Singaporean C&W Joinder Parties shall have satisfied the Collateral and Guarantee Requirement and executed and delivered to the Administrative Agent a joinder to the Guaranty, a counterpart signature page to the Intercompany Note, and a Singaporean Debenture (provided that each Singaporean C&W Joinder Party shall have executed and delivered a Singaporean Share Charge over the shares it owns in any other Singaporean C&W Joinder Party) and (B) each Singaporean C&W Parent shall have executed and delivered a Singaporean Share Charge over the shares it owns in any Singaporean C&W Joinder Party, together with:

1.	with respect to the share capital of each Singaporean C&W Joinder Party which is intended to be charged pursuant to each Singaporean Share Charge, evidence satisfactory to the Administrative Agent that any provisions in the articles of association of such Singaporean C&W Joinder Party that would prevent or hinder the Secured Parties or the Collateral Agent on their behalf from enforcing such Singaporean Share Charge have been amended or waived in accordance with applicable procedures set forth in such articles of association or other constitutional documents;

2.	copies of the signed letters of authorization authorizing Allen & Gledhill LLP, as solicitors to the Secured Parties as to matters of Singapore law, to file particulars of the Singaporean Security Agreements to which such Singaporean C&W Joinder Party is a party with the Accounting and Corporate Regulatory Authority;

3.	a customary legal opinion from Allen & Gledhill LLP, Singapore counsel to the Secured Parties;

4.	a copy of the certificate of incorporation and memorandum and articles of association of each Singaporean C&W Joinder Party;

Schedule D - 3

5.	a copy of a resolution of the board of directors of each Singaporean C&W Joinder Party approving the terms of, and the transactions contemplated by, the Loan Documents to which it is party;

6.	a specimen of the signature of each person authorized on behalf of a Singaporean C&W Joinder Party to enter into or witness the entry into of any Loan Document to which it is a party or to sign or send any document or notice in connection with such Loan Document;

7.	a resolution signed by all of the holders of the issued or allotted shares in each Singaporean C&W Joinder Party approving the terms of, and the transactions contemplated by, the Credit Agreement (and/or any other Loan Document to which it is party);

8.	a certificate of a director of each Singaporean C&W Joinder Party certifying that securing or guaranteeing the Obligations in full would not breach any limit binding on such Singaporean C&W Joinder Party after giving effect to the joint and several nature of the Guaranties and the Obligations of all Loan Parties with respect to the Commitments; and

9.	with respect to each Singaporean C&W Parent only, evidence that any Singaporean process agent appointed by such Singaporean C&W Parent has accepted its appointment;

(viii)	Within 120 days of the First Lien Amendment No. 2 Effective Date:

(a)	Each Existing Singaporean Loan Party shall have executed and delivered to the Administrative Agent:

1.	a duly executed Singapore Whitewash Certificate (as defined below) (in form and substance reasonably satisfactory to the Administrative Agent) by each such Existing Singapore Loan Party except DTZ Drone Singapore Pte. Ltd. (for the purpose of this subclause (1), “Singapore Whitewash Certificate” means a certificate pursuant to Section 76A(6) of the Singapore Companies Act certifying compliance with the procedures set out in Section 76 of the Singapore Companies Act for permitting the financial assistance constituted by any Loan Document to which such entity is a party);

2.	a duly executed supplement to the First Lien Debenture, dated April 6, 2015, delivered in connection with the First Lien Amendment No. 2;

3.	a duly executed joinder to the First Lien Amendment No. 2 reaffirming the covenants and agreements contained in each Loan Document to which it is a party and reaffirming its guarantee of the Obligations;

(b)	DTZ Facilities & Engineering (S) Limited shall have delivered a duly executed supplement to the First Lien Share Charge, dated April 6, 2015;

(ix)	Within 150 days of the First Lien Amendment No. 2 Effective Date, each of the Singaporean C&W Joinder Parties shall have delivered evidence that stamp duty has been or will be paid in

Schedule D - 4

Singapore on each applicable Singaporean Security Agreement that purports to secure any shares in a company incorporated in Singapore.

For purposes of this post-closing obligations schedule:

“Affected C&W Payees” means any Restricted Subsidiary that is (i) a C&W Acquired Company, (ii) is not a Loan Party and (iii) (1) to which Indebtedness of Holdings, a Borrower to a Restricted Subsidiary or another Borrower is owing or (2) which owes any unpaid principal amount of any loans or advances constituting Indebtedness to a Loan Party.

“Australian C&W Joinder Parties” means each Restricted Subsidiary of C&W that is a wholly owned Material Subsidiary (other than any Excluded Subsidiary) and that is incorporated under the laws of Australia.

“English C&W Joinder Parties” means each Restricted Subsidiary of C&W that is a wholly owned Material Subsidiary (other than any Excluded Subsidiary) and that is incorporated under the laws of England and Wales.

“Existing Singaporean Loan Parties” means DTZ Technologies Pte. Ltd., DTZ Investments Pte. Ltd., DTZ Asia Pte. Ltd., PREMAS Valuers & Property Consultants Pte. Ltd., DTZ Operations Pte. Ltd., E2E Asset Management Co. Ltd., DTZ Township Pte. Ltd., ESMACO Valuers & Property Agents Pte. Ltd., LandArt Pte. Ltd., RESMA Property Services Pte. Ltd., DTZ Facilities & Engineering (S) Limited and DTZ Drone Singapore Pte. Ltd., provided that the guaranty of such entities has not been released in accordance with the Credit Agreement.

“Singaporean C&W Joinder Parties” means each Restricted Subsidiary of C&W that is a wholly owned Material Subsidiary (other than any Excluded Subsidiary) and that is incorporated under the laws of Singapore.

“Singaporean C&W Parent” means any Loan Party that is incorporated under the laws of any jurisdiction other than Singapore and owns all of the Equity Interests issued by any Singaporean C&W Joinder Party.

Schedule D - 5

EXHIBIT B

CONSENT TO FIRST LIEN AMENDMENT NO. 2

This CONSENT (this “Consent”) is to that certain FIRST LIEN AMENDMENT No. 2, dated as of September 1, 2015 (the “First Lien Amendment No. 2”) to the First Lien Credit Agreement (as defined in the Amendment), dated as of November 4, 2014, by and among DTZ UK GUARANTOR LIMITED, a private limited company incorporated under the laws of England and Wales with company number 09187412 (“Holdings”), DTZ U.S. BORROWER, LLC, a Delaware limited liability company (the “U.S. Borrower” and the “Borrower Representative”), DTZ AUS HOLDCO PTY LIMITED ACN 602 106 936, a proprietary company limited by shares incorporated under the laws of Australia (the “Australian Borrower” and, collectively with U.S. Borrower, the “Borrowers”), each of the other Loan Parties party thereto, the lenders party thereto and UBS AG, STAMFORD BRANCH, as Administrative Agent. Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in First Lien Amendment No. 2 (including Exhibit A thereto).

[Signature page follows]

Revolving Credit Lender Signature Page

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Consenting Revolving Lender

☐	The undersigned Revolving Credit Lender (in its capacity as a Revolving Credit Lender, and if applicable, in its capacity as L/C Issuer and Swing Line Lender) hereby irrevocably and unconditionally approves and consents to the First Lien Amendment No. 2

[NAME OF REVOLVING CREDIT LENDER],
as a Revolving Credit Lender and, if applicable, L/C
Issuer and Swing Line Lender

By:
Name:
Title:

[If a second signature is necessary:

By:
Name:
Title:]

Initial Term Lender Signature Page

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

The undersigned Initial Term Lender hereby irrevocably and unconditionally approves and consents to the Amendment as follows (check ONE option):

Cashless Settlement Option

☐	The undersigned Initial Term Lender hereby agrees to convert 100% of the outstanding principal amount of its Initial Term Loan (or such lesser principal amount allocated to such Initial Term Lender by the First Lien Amendment No. 2 Arrangers) into a 2015-1 Converted Term Loan in a like principal amount. In the event a lesser amount is allocated, the difference between the current amount and the allocated amount will be prepaid on the First Lien Amendment No. 2 Effective Date.

Post-Effective Date Settlement Option

☐	The undersigned Initial Term Lender will have 100% of the outstanding principal amount of its Initial Term Loan prepaid on the First Lien Amendment No. 2 Effective Date and purchase by assignment a like principal amount of 2015-1 Converted Term Loans (or such lesser amount allocated to such Initial Term Lender by the First Lien Amendment No. 2 Arrangers).

,
as a Lender (type name of the legal entity)

By:
Name:
Title:

[If a second signature is necessary:

By:
Name:
Title:]

EXHIBIT C

[FORM OF]

OFFICER’S CERTIFICATE

DTZ U.S. Borrower, LLC

September 1, 2015

Pursuant to that certain First Lien Amendment No. 2, dated as of the date hereof (the “First Lien Incremental Amendment”), by and among DTZ UK Guarantor Limited, a limited company incorporated under the laws of England and Wales with company number 09187412 (“Holdings”), DTZ U.S. Borrower, LLC, a Delaware limited liability company (the “U.S. Borrower” or the “Borrower Representative”), DTZ AUS Holdco Pty Limited ACN 602 106 936, a proprietary company limited by shares incorporated under the laws of Australia (the “Australian Borrower” and, collectively with the U.S. Borrower, the “Borrowers”), each of the other Loan Parties party thereto, the 2015-1 Additional Term Lenders, the 2015-1 Converting Term Lenders, the 2015-1 Incremental Term Lenders, the Consenting Revolving Lenders, the 2015-1 Incremental Revolving Credit Lenders, each L/C Issuer, the Swing Line Lender and UBS AG, Stamford Branch as Administrative Agent, to the Syndicated Facility Agreement (First Lien), dated as of November 4, 2014, by and among Holdings, the Borrowers, the lenders from time to time party thereto, and UBS AG, Stamford Branch, as administrative agent and collateral agent (as amended and restated, refinanced, extended, supplemented and/or otherwise modified from time to time, the “Syndicated Facility Agreement (First Lien)”), with capitalized terms used herein and not otherwise defined having the meaning ascribed to them in the First Lien Incremental Amendment, the undersigned hereby certifies, solely in such undersigned’s capacity as a Responsible Officer of the Borrower Representative, and not individually, as follows:

(a)	Attached hereto as Exhibit A is a true and complete copy of the C&W Acquisition Agreement (together with all schedules, exhibits and other attachments thereto);

(b)	the DTZ Specified Representations and the C&W Specified Acquisition Agreement Representations are true and correct in all material respects on and as of the First Lien Amendment No. 2 Effective Date; provided that, to the extent that such representations and warranties specifically refer to an earlier date, such representations and warranties are true and correct in all material respects as of such earlier date; provided further, that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language is true and correct (after giving effect to any qualification therein) in all respects on such respective dates;

(c)	prior to or substantially concurrently with the funding or establishment of the Incremental Loans and Commitments under the First Lien Incremental Amendment on the First Lien Amendment No. 2 Effective Date, (i) the C&W Equity Contribution has been consummated; and (ii) the C&W

B-1

Acquisition has been consummated in accordance with the terms of the C&W Acquisition Agreement and the C&W Acquisition Agreement has not been amended or waived and no consent has been granted thereunder, in each case in a manner materially adverse to the Initial Lenders or the First Lien Amendment No. 2 Arrangers (in their capacities as such) without the consent of the First Lien Amendment No. 2 Arrangers; and

(d)	no Event of Default under Section 8.01(a) or, with respect to the Borrowers, Section 8.01(f) of the First Lien Credit Agreement or Second Lien Credit Agreement has occurred or is continuing or would occur after giving effect to the 2015-1 Term Loans; and

(e)	since May 9, 2015, no fact, change, circumstance, event, occurrence, condition or development that, individually or in the aggregate, has had or would reasonably be expected to have a Company Material Adverse Effect (as defined in the C&W Acquisition Agreement) has occurred.

[Signature Page Follows]

B-2

ANNEX A

EXHIBIT D-1

FORM OF ASSIGNMENT AND ASSUMPTION

This Assignment and Assumption (this “Assignment and Assumption”) is dated as of the Effective Date set forth below and is entered into by and between [the][each]1 Assignor identified in item 1 below ([the][each, an] “Assignor”) and [the][each]2 Assignee identified in item 2 below ([the][each, an] “Assignee”). [It is understood and agreed that the rights and obligations of [the Assignors][the Assignees]3 hereunder are several and not joint.]4 Capitalized terms used but not defined herein shall have the meanings given to them in the Syndicated Facility Agreement (First Lien) identified below, receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full.

For an agreed consideration, [the][each] Assignor hereby irrevocably sells and assigns to [the Assignee][the respective Assignees], and [the][each] Assignee hereby irrevocably purchases and assumes from [the Assignor][the respective Assignors], subject to and in accordance with the Standard Terms and Conditions and the Syndicated Facility Agreement (First Lien), as of the Effective Date inserted by the Administrative Agent as contemplated below (i) all of [the Assignor’s][the respective Assignors’] rights and obligations in [its capacity as a Lender][their respective capacities as Lenders] under the Syndicated Facility Agreement (First Lien) and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of [the Assignor][the respective Assignors] under the respective facilities identified below (including, without limitation, participations in Swing Line Loans and L/C Obligations included in such facilities) and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of [the Assignor (in its capacity as a Lender)][the respective Assignors (in their respective capacities as Lenders)] against any Person, whether known or unknown, arising under or in connection with the Syndicated Facility Agreement (First Lien), any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned by [the][any] Assignor to [the][any] Assignee pursuant to clauses (i) and (ii) above being referred to herein collectively as [the][an] “Assigned Interest”). Each such sale and assignment is without recourse to [the][any] Assignor and,

1	For bracketed language here and elsewhere in this form relating to the Assignor(s), if the assignment is from a single Assignor, choose the first bracketed language. If the assignment is from multiple Assignors, choose the second bracketed language.
2	For bracketed language here and elsewhere in this form relating to the Assignee(s), if the assignment is to a single Assignee, choose the first bracketed language. If the assignment is to multiple Assignees, choose the second bracketed language.
3	Select as appropriate.
4	Include bracketed language if there are either multiple Assignors or multiple Assignees.

D-1-1

except as expressly provided in this Assignment and Assumption, without representation or warranty by [the][any] Assignor. With respect to any Effective Date set forth below that is on or before the date that is twenty-four (24) months after the Delayed Draw Funding Date, [the] [each] Assignee has provided directly to the Borrower Representative, at least 3 Business Days prior to such Effective Date, the applicable United States Federal Withholding Tax Certification pursuant to Section 3.01(c) of the Syndicated Facility Agreement (First Lien). [[The][Each] undersigned Assignee represents and warrants to the Borrower Representative (it being understood that if the Borrower Representative is not a party hereto that it shall be a third party beneficiary of such representation and warranty) that it is a Qualified Lender (as defined in the Syndicated Facility Agreement (First Lien)), and confirms that as of the date of this Assignment and Assumption, it would be entitled to a full exemption from U.S. federal withholding tax with respect to payments of interest under the Syndicated Facility Agreement (First Lien) (if such interest were treated as if it were from sources within the United States under Section 861 of the U.S. Internal Revenue Code). No Agent-Related Person (as defined in the Syndicated Facility Agreement (First Lien)) shall be responsible or liable for or have any duty to any Person (including without limitation the Borrowers, the Lenders or any of their respective Affiliates) to ascertain or inquire into the representation and warranty of the undersigned in the immediately preceding sentence. Nothing herein or in any Loan Document (as defined in Syndicated Facility Agreement (First Lien)), expressed or implied, is intended to or shall be construed as to impose upon any Agent, Arranger or First Lien Amendment No. 2 Arrangers or any of their respective affiliates any obligations regarding such representation and warranty.]5

1.	Assignor[s]:

Assignor is [not] a Defaulting Lender.

2.	Assignee[s]:

[for each Assignee, indicate if [Affiliate][Approved Fund] of [identify Lender]]

3.	Affiliate Status:	The Assignee is not an Affiliated Lender. [If the Assignee hereunder is an Affiliated Lender, do NOT use this Exhibit D-1 to the Syndicated Facility Agreement (First Lien). Instead, use Exhibit D-2 to the Syndicated Facility Agreement (First Lien).]

4.	Borrowers:	DTZ U.S. Borrower, LLC and DTZ Aus Holdco Pty Limited

5.	Administrative Agent:	UBS AG, Stamford Branch, including any successor thereto, as the Administrative Agent under the Syndicated Facility Agreement (First Lien)

[5]	Exclude only if Assignee would not be entitled to a full exemption from U.S. federal withholding tax with respect to payments of interest under the Syndicated Facility Agreement (First Lien) (if such interest were treated as if it were from sources within the United States under Section 861 of the U.S. Internal Revenue Code) as of the date of this Assignment and Assumption. Not including this provision may delay, or cause the Borrower to withhold, its consent to this Assignment and Assumption.

D-1-2

6.	Syndicated Facility Agreement (First Lien):	The Syndicated Facility Agreement (First Lien), dated as of November 4, 2014 (as amended, restated, amended and restated, refinanced, extended, supplemented and/or otherwise modified from time to time, the “Syndicated Facility Agreement (First Lien)”), among DTZ UK Guarantor Limited, a limited company incorporated under the laws of England and Wales with company number 09187412 (“Holdings”), DTZ U.S. Borrower, LLC, a Delaware limited liability company (the “U.S. Borrower”), DTZ Aus Holdco Pty Limited ACN 602 106 936, a proprietary company limited by shares incorporated under the laws of Australia (the “Australian Borrower” and, collectively with U.S. Borrower, the “Borrowers”), UBS AG, Stamford Branch, as Administrative Agent, Collateral Agent and Swing Line Lender, and the Lenders and other parties from time to time party thereto.

7.	Assigned Interest:

Assignor [s]~~[5]~~ [6]	Assignee[s] ~~[6]~~[7]	Facility Assigned~~7~~8	Aggregate Amount of Commitment/ Loans for all Lenders~~[8]~~[9]	Amount of Commitment/ Loans Assigned	[Amount of Letter of Credit Sublimit Assigned]~~[9]~~[10]	[Does the Letter of Credit Sublimit Assignment Include the Delayed Draw Funding Date	Percentage Assigned of Commitment/ Loans[/ Letter of Credit Sublimit]~~[11]~~[1][2]	CUSIP Number

~~5~~	~~List each Assignor, as appropriate.~~
6	List each Assignor, as appropriate.
~~6~~	~~List each Assignee, as appropriate.~~
7	List each Assignee, as appropriate.
~~7~~	~~Fill in the appropriate terminology for the types of facilities under the Syndicated Facility Agreement (First Lien) that are being assigned under this Assignment and Assumption (e.g. “Initial Term Loans,” “Revolving Credit Commitment,” “Delayed Draw Term Loans”, “Delayed Draw Term Commitment”, “Incremental Revolving Credit Commitment,” “Incremental Term Loans,” “Other Revolving Credit Commitments,” “Other Term Loans,” “Extended Term Loans,” “Extended Revolving Credit Commitments,” “Replacement Loans,” etc.).~~
8	Fill in the appropriate terminology for the types of facilities under the Syndicated Facility Agreement (First Lien) that are being assigned under this Assignment and Assumption (e.g. “Initial Term Loans,” “Revolving Credit Commitment,” “Delayed Draw Term Loans”, “Delayed Draw Term Commitment”, “Incremental Revolving Credit Commitment,” “Incremental Term Loans,” “Other Revolving Credit Commitments,” “Other Term Loans,” “Extended Term Loans,” “Extended Revolving Credit Commitments,” “Replacement Loans,” etc.).
~~8~~	~~Amounts in this column and in the column immediately to the right to be adjusted by the counterparties to take into account any payments or prepayments made between the Trade Date and the Effective Date.~~

Footnote continued on next page.

D-1-3

Increase?] ~~[10]~~[11]
[ ]~~[12]~~[1][3]	[ ]~~[13]~~[14]	[ ]		%
[ ]~~[14]~~[15]	[ ]~~[15]~~[16]	[ ]		%
[ ]~~[16]~~[17]	[ ]~~[17]~~[18]	[ ]		%

Footnote continued from previous page.

9	Amounts in this column and in the column immediately to the right to be adjusted by the counterparties to take into account any payments or prepayments made between the Trade Date and the Effective Date.
~~9~~	~~Sub-limit denominated in US Dollars. Applicable to assignments of Revolving Credit Commitments.~~
10	Sub-limit denominated in US Dollars. Applicable to assignments of Revolving Credit Commitments.
~~11~~	~~Set forth, to at least 9 decimals, as a percentage of the Commitment/Loans of all Lenders thereunder.~~
12	Set forth, to at least 9 decimals, as a percentage of the Commitment/Loans of all Lenders thereunder.
~~10~~	~~Applicable to assignments of Revolving Credit Commitments. Indicate yes or no.~~
11	Applicable to assignments of Revolving Credit Commitments. Indicate yes or no.
~~12~~13	Indicate if loans are denominated in U.S. Dollars, Australian Dollars, euros, Pounds, Singapore Dollars and, to the extent the Revolving Credit Lenders are operationally capable of making Revolving Credit Loans in such currencies, New Zealand Dollars or Hong Kong Dollars.
~~13~~14	Indicate if loans are denominated in U.S. Dollars, Australian Dollars, euros, Pounds, Singapore Dollars and, to the extent the Revolving Credit Lenders are operationally capable of making Revolving Credit Loans in such currencies, New Zealand Dollars or Hong Kong Dollars.
~~14~~15	Indicate if loans are denominated in U.S. Dollars, Australian Dollars, euros, Pounds, Singapore Dollars and, to the extent the Revolving Credit Lenders are operationally capable of making Revolving Credit Loans in such currencies, New Zealand Dollars or Hong Kong Dollars.
~~15~~16	Indicate if loans are denominated in U.S. Dollars, Australian Dollars, euros, Pounds, Singapore Dollars and, to the extent the Revolving Credit Lenders are operationally capable of making Revolving Credit Loans in such currencies, New Zealand Dollars or Hong Kong Dollars.
~~16~~17	Indicate if loans are denominated in U.S. Dollars, Australian Dollars, euros, Pounds, Singapore Dollars and, to the extent the Revolving Credit Lenders are operationally capable of making Revolving Credit Loans in such currencies, New Zealand Dollars or Hong Kong Dollars.
~~17~~18	Indicate if loans are denominated in U.S. Dollars, Australian Dollars, euros, Pounds, Singapore Dollars and, to the extent the Revolving Credit Lenders are operationally capable of making Revolving Credit Loans in such currencies, New Zealand Dollars or Hong Kong Dollars.

D-1-4

[8.	Trade Date:	__________________]~~[18]~~[19]

Effective Date:             , 20            [TO BE INSERTED BY THE

ADMINISTRATIVE AGENT AND WHICH SHALL BE THE EFFECTIVE

DATE OF RECORDATION OF TRANSFER IN THE REGISTER

THEREFOR.]

[REMAINDER OF THE PAGE INTENTIONALLY LEFT BLANK]

~~18~~	~~To be completed if the Assignor and the Assignee intend that the minimum assignment amount is to be determined as of the Trade Date~~.
19	To be completed if the Assignor and the Assignee intend that the minimum assignment amount is to be determined as of the Trade Date.

D-1-5

The terms set forth in this Assignment and Assumption are hereby agreed to:

ASSIGNOR
[NAME OF ASSIGNOR]
By:
Name:
Title:

ASSIGNEE
[NAME OF ASSIGNEE]
By:
Name:
Title:

[Consented to and]~~19~~20 Accepted for Recordation in the Register:

UBS AG, STAMFORD BRANCH, as Administrative Agent

By:
Name:
Title:

By:
Name:
Title:

[Consented to:]~~20~~21

[L/C Issuer]

By:
Name:
Title:

~~[19]~~[20]	To be added only if the consent of the Administrative Agent is required by the terms of the Syndicated Facility Agreement (First Lien).
~~[20]~~[21]	To be added only if the consent of L/C Issuer is required by the terms of the Syndicated Facility Agreement (First Lien).

D-1-6

[Consented to:]~~21~~22

[Swing Line Lender]

By:
Name:
Title:

[By:
Name:
Title: ]~~[22]~~[23]

[Consented to]:~~23~~24

DTZ U.S. BORROWER, LLC, as the Borrower Representative

By:
Name:
Title:

~~21~~[22]	To be added only if the consent of the Swing Line Lender is required by the terms of the Syndicated Facility Agreement (First Lien)
~~[22]~~[23]	If a second signature is necessary.
~~[23]~~[24]	To be added only if the consent of the Borrower Representative is required by the terms of the Syndicated Facility Agreement (First Lien).

D-1-7

ANNEX 1 TO ASSIGNMENT AND ASSUMPTION

STANDARD TERMS AND CONDITIONS FOR

ASSIGNMENT AND ASSUMPTION

1. Representations and Warranties.

1.1. Assignor. [The][Each] Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of [the][the relevant] Assigned Interest, (ii) [the][such] Assigned Interest is free and clear of any lien, encumbrance or other adverse claim, (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and (iv) it is [not] a Defaulting Lender; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Syndicated Facility Agreement (First Lien) or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of the Borrowers, any of their respective Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document or (iv) the performance or observance by the Borrowers, any of their respective Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document.

1.2. Assignee. [The][Each] Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Syndicated Facility Agreement (First Lien), (ii) it meets all the requirements to be an assignee under Sections 10.07(a) and 10.07(b)(v) of the Syndicated Facility Agreement (First Lien) (subject to such consents, if any, as may be required under Section 10.07(b)(iii) of the Syndicated Facility Agreement (First Lien)), (iii) from and after the Effective Date referred to in this Assignment and Assumption, it shall be bound by the provisions of the Syndicated Facility Agreement (First Lien) and the other Loan Documents as a Lender thereunder and, to the extent of [the][the relevant] Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it is sophisticated with respect to decisions to acquire assets of the type represented by [the][such] Assigned Interest and either it, or the Person exercising discretion in making its decision to acquire [the][such] Assigned Interest, is experienced in acquiring assets of such type, (v) it has received a copy of the Syndicated Facility Agreement (First Lien), and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 6.01(a) and (b) thereof, as applicable, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase [the][such] Assigned Interest, (vi) it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Assignment and Assumption and to purchase [the][such] Assigned Interest, and (vii) attached hereto is any documentation required to be delivered by it pursuant to the terms of the Syndicated Facility Agreement (First Lien), including but not limited to any documentation required pursuant to Section 3.01 of the Syndicated Facility Agreement (First Lien), duly completed and executed by [the][such] Assignee; and (b) agrees that (i) it will, independently and without reliance upon the Administrative Agent, [the][any] Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

2. Payments. From and after the Effective Date, the Administrative Agent shall make all payments in respect of [the][each] Assigned Interest (including payments of principal, interest, fees and other amounts) to [the][the relevant] Assignor for amounts which have accrued to but excluding the Effective Date and to [the][the relevant] Assignee for amounts which have accrued from and after the Effective Date.

3. General Provisions. This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Assumption may be executed in any number of counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Assumption by telecopy or other electronic imaging (including in .pdf format) means shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption. This Assignment and Assumption shall be governed by, and construed in accordance with, the law of the State of New York.

D-1-2

EXHIBIT D-2

FORM OF AFFILIATED LENDER ASSIGNMENT AND ASSUMPTION

This Affiliated Lender Assignment and Assumption (this “Affiliated Lender Assignment and Assumption”) is dated as of the Effective Date set forth below and is entered into by and between [the][each]1 Assignor identified in item 1 below ([the][each, an] “Assignor”) and [the][each]2 Assignee identified in item 2 below ([the][each, an] “Assignee”). [It is understood and agreed that the rights and obligations of [the Assignors][the Assignees]3 hereunder are several and not joint.]4 Capitalized terms used but not defined herein shall have the meanings given to them in the Syndicated Facility Agreement (First Lien) identified below, receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Affiliated Lender Assignment and Assumption as if set forth herein in full.

For an agreed consideration, [the][each] Assignor hereby irrevocably sells and assigns to [the Assignee][the respective Assignees], and [the][each] Assignee hereby irrevocably purchases and assumes from [the Assignor][the respective Assignors], subject to and in accordance with the Standard Terms and Conditions and the Syndicated Facility Agreement (First Lien), as of the Effective Date inserted by the Administrative Agent as contemplated below (i) all of [the Assignor’s][the respective Assignors’] rights and obligations in [its capacity as a Lender][their respective capacities as Lenders] under the Syndicated Facility Agreement (First Lien) and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of [the Assignor][the respective Assignors] under the respective facilities identified below (including, without limitation, participations in Swing Line Loans and L/C Obligations included in such facilities) and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of [the Assignor (in its capacity as a Lender)][the respective Assignors (in their respective capacities as Lenders)] against any Person, whether known or unknown, arising under or in connection with the Syndicated Facility Agreement (First Lien), any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned by [the][any] Assignor to [the][any] Assignee pursuant to clauses (i) and (ii) above being referred to herein collectively as [the][an] “Assigned Interest”). Each such sale and assignment is without recourse to [the][any] Assignor and, except as expressly provided in this Affiliated Lender Assignment and Assumption, without representation or warranty by [the][any] Assignor. With respect to any Effective Date set forth below that is on or before the date that is twenty-four (24) months after the Delayed Draw Funding Date, [the] [each] Assignee has provided directly to the Borrower Representative, at least 3 Business Days prior to such Effective Date, the applicable United States Federal Withholding Tax Certification pursuant to Section 3.01(c) of the

1	For bracketed language here and elsewhere in this form relating to the Assignor(s), if the assignment is from a single Assignor, choose the first bracketed language. If the assignment is from multiple Assignors, choose the second bracketed language.
2	For bracketed language here and elsewhere in this form relating to the Assignee(s), if the assignment is to a single Assignee, choose the first bracketed language. If the assignment is to multiple Assignees, choose the second bracketed language.
3	Select as appropriate.
4	Include bracketed language if there are either multiple Assignors or multiple Assignees.

D-2-1

Syndicated Facility Agreement (First Lien). [[The][Each] undersigned Assignee represents and warrants to the Borrower Representative (it being understood that if the Borrower Representative is not a party hereto that it shall be a third party beneficiary of such representation and warranty) that it is a Qualified Lender (as defined in the Syndicated Facility Agreement (First Lien)), and confirms that as of the date of this Assignment and Assumption, it would be entitled to a full exemption from U.S. federal withholding tax with respect to payments of interest under the Syndicated Facility Agreement (First Lien) (if such interest were treated as if it were from sources within the United States under Section 861 of the U.S. Internal Revenue Code). No Agent-Related Person (as defined in the Syndicated Facility Agreement (First Lien)) shall be responsible or liable for or have any duty to any Person (including without limitation the Borrowers, the Lenders or any of their respective Affiliates) to ascertain or inquire into the representation and warranty of the undersigned in the immediately preceding sentence. Nothing herein or in any Loan Document (as defined in Syndicated Facility Agreement (First Lien)), expressed or implied, is intended to or shall be construed as to impose upon any Agent, Arranger or First Lien Amendment No. 2 Arrangers or any of their respective affiliates any obligations regarding such representation and warranty.]5

1.	Assignor[s]:

Assignor is [not] a Defaulting Lender.

2.	Assignee[s]:

[for each Assignee, indicate if a Sponsor or an Affiliate of a Sponsor (other than (a) any Holdings Entity, any Borrower or any Subsidiary of any Holdings Entity, (b) any Debt Fund Affiliate and (c) any natural person)]

3.	Affiliate Status:

4.	Borrowers:	DTZ U.S. Borrower, LLC and DTZ Aus Holdco Pty Limited

5.	Administrative Agent:	UBS AG, Stamford Branch, including any successor thereto, as the Administrative Agent under the Syndicated Facility Agreement (First Lien)

6.	Syndicated Facility Agreement (First Lien):	The Syndicated Facility Agreement (First Lien), dated as of November 4, 2014 (as amended, restated, amended and restated, refinanced, extended, supplemented and/or otherwise modified from time to time, the “Syndicated Facility Agreement (First Lien)”), among DTZ UK Guarantor Limited, a limited company incorporated under the laws of England and Wales with company number 09187412 (“Holdings”), DTZ U.S. Borrower, LLC, a Delaware limited liability company (the “U.S. Borrower”), DTZ

[5]	Exclude only if Assignee would not be entitled to a full exemption from U.S. federal withholding tax with respect to payments of interest under the Syndicated Facility Agreement (First Lien) (if such interest were treated as if it were from sources within the United States under Section 861 of the U.S. Internal Revenue Code) as of the date of this Assignment and Assumption. Not including this provision may delay, or cause the Borrower to withhold, its consent to this Assignment and Assumption.

D-2-2

Aus Holdco Pty Limited ACN 602 106 936, a proprietary company limited by shares incorporated under the laws of Australia (the “Australian Borrower” and, collectively with U.S. Borrower, the “Borrowers”), UBS AG, Stamford Branch, as Administrative Agent, Collateral Agent and Swing Line Lender, and the Lenders and other parties from time to time party thereto.

7.	Assigned Interest:

Assignor[s]~~[5]~~[6]	Assignee[s]~~[6]~~[7]	Facility Assigned~~[7]~~ [8]	Aggregate Amount of Commitment/Loa ns for all Lenders~~[8]~~[9]	Amount of Commitment/Loa ns Assigned~~[9]~~[10]	Percentage Assigned of Commitment/Loans~~[10]~~[11]	CUSIP Number
			$	$	%
		—	—
			$	$	%
		—	—
			$	$	%

~~[5]~~[6]	List each Assignor, as appropriate.
~~[6]~~[7]	List each Assignee, as appropriate.
~~[7]~~[8]	Fill in the appropriate terminology for the types of facilities under the Syndicated Facility Agreement (First Lien) that are being assigned under this Affiliated Lender Assignment and Assumption (e.g. “Delayed Draw Term Loans,” “Delayed Draw Term Commitment,” “Incremental Term Loans,” “Other Term Loans,” “Extended Term Loans,” “Replacement Loans,” etc.).
~~[8]~~[9]	Amounts in this column and in the column immediately to the right to be adjusted by the counterparties to take into account any payments or prepayments made between the Trade Date and the Effective Date.
~~9~~	~~After taking effect to Assignee’s purchase and assumption of the Assigned Interest, the aggregate principal amount of Term Loans of any Class held by Affiliated Lenders shall not exceed the Affiliated Lender Cap; provided that to the extent any assignment to an Affiliated Lender would result in the aggregate principal amount of all Term Loans held by Affiliated Lenders exceeding the Affiliated Lender Cap, such excess will be void ab initio.~~
[10]	After taking effect to Assignee’s purchase and assumption of the Assigned Interest, the aggregate principal amount of Term Loans of any Class held by Affiliated Lenders shall not exceed the Affiliated Lender Cap; provided that to the extent any assignment to an Affiliated Lender would result in the aggregate principal amount of all Term Loans held by Affiliated Lenders exceeding the Affiliated Lender Cap, such excess will be void ab initio.
~~[10]~~[11]	Set forth, to at least 9 decimals, as a percentage of the Commitment/Loans of all Lenders thereunder.

D-2-3

		—	—
[8.	Trade Date:			__________________]~~[11]~~[12]

Effective Date:                     , 20        [TO BE INSERTED BY THE

ADMINISTRATIVE AGENT AND WHICH SHALL BE THE EFFECTIVE

DATE OF RECORDATION OF TRANSFER IN THE REGISTER

THEREFOR.]

[REMAINDER OF THE PAGE INTENTIONALLY LEFT BLANK]

~~11~~	~~To be completed if the Assignor and the Assignee intend that the minimum assignment amount is to be determined as of the Trade Date.~~
[12]	To be completed if the Assignor and the Assignee intend that the minimum assignment amount is to be determined as of the Trade Date.

D-2-4

The terms set forth in this Affiliated Lender Assignment and Assumption are hereby agreed to:

ASSIGNOR

[NAME OF ASSIGNOR]
By:
Name:
Title:

ASSIGNEE

[NAME OF ASSIGNEE]
By:
Name:
Title:

       [Consented to and]~~12~~13 Accepted for Recordation in the Register:

UBS AG, STAMFORD BRANCH, as Administrative Agent

By:
Name:
Title:

By:
Name:
Title:

                       [Consented to]:~~13~~ 14

DTZ U.S. BORROWER, LLC, as the Borrower Representative

By:
Name:
Title:

~~[12]~~[13]	To be added only if the consent of the Administrative Agent is required by the terms of the Syndicated Facility Agreement (First Lien).
~~[13]~~[14]	To be added only if the consent of the Borrower Representative is required by the terms of the Syndicated Facility Agreement (First Lien).

D-2-5

ANNEX 1 TO AFFILIATED LENDER

ASSIGNMENT AND ASSUMPTION

STANDARD TERMS AND CONDITIONS FOR

AFFILIATED LENDER ASSIGNMENT AND ASSUMPTION

1. Representations and Warranties.

1.1. Assignor. [The][Each] Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of [the][the relevant] Assigned Interest, (ii) [the][such] Assigned Interest is free and clear of any lien, encumbrance or other adverse claim, (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Affiliated Lender Assignment and Assumption and to consummate the transactions contemplated hereby and (iv) it is [not] a Defaulting Lender; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Syndicated Facility Agreement (First Lien) or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of the Borrowers, any of their respective Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document or (iv) the performance or observance by the Borrowers, any of their respective Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document.

1.2. Assignee. [The][Each] Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Affiliated Lender Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Syndicated Facility Agreement (First Lien), (ii) it is an Affiliated Lender as such term is defined in the Syndicated Facility Agreement (First Lien), (iii) it meets all the requirements to be an assignee under Section 10.07 (h) of the Syndicated Facility Agreement (First Lien) (subject to such consents, if any, as may be required under Section 10.07(b)(iii) of the Syndicated Facility Agreement (First Lien)), (iv) from and after the Effective Date referred to in this Affiliated Lender Assignment and Assumption, it shall be bound by the provisions of the Syndicated Facility Agreement (First Lien) as a Lender thereunder and, to the extent of [the][the relevant] Assigned Interest, shall have the obligations of a Lender thereunder, (v) it is sophisticated with respect to decisions to acquire assets of the type represented by [the][such] Assigned Interest and either it, or the Person exercising discretion in making its decision to acquire [the][such] Assigned Interest, is experienced in acquiring assets of such type, (vi) it has received a copy of the Syndicated Facility Agreement (First Lien), and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 6.01(a) and (b) thereof, as applicable, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Affiliated Lender

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Assignment and Assumption and to purchase [the][such] Assigned Interest, (vii) it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Affiliated Lender Assignment and Assumption and to purchase [the][such] Assigned Interest[,] [and] (viii) attached hereto is any documentation required to be delivered by it pursuant to the terms of the Syndicated Facility Agreement (First Lien), including but not limited to any documentation required pursuant to Section 3.01 of the Syndicated Facility Agreement (First Lien), duly completed and executed by [the][such] Assignee, [and (ix) it does not possess material non-public information (or material information of the type that would not be public if Holdings or any Parent Entity were a publicly-reporting company) with respect to any Borrower, Holdings and its Subsidiaries that either (1) has not been disclosed to the Term Lenders generally (other than Term Lenders that have elected not to receive such information) or (2) if not disclosed to the Term Lenders would reasonably be expected to have a material effect on, or otherwise be material to (A) a Term Lender’s decision to participate in any such assignment or (B) the market price of such Term Loans]11; and (b) agrees that (i) it will, independently and without reliance upon the Administrative Agent, [the][any] Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender and (iii) any assignment to an Affiliated Lender which, after giving effect to its purchase and assumption of the Assigned Interest, results in the aggregate principal amount of all Term Loans of any Class held by Affiliated Lenders exceeding the Affiliated Lender Cap,

[11]	To be included only in the case of a Dutch auction or other offers to purchase open to all Lenders on a pro rata basis in accordance with procedures of the type described in Section 2.05(a)(v) of the Syndicated Facility Agreement (First Lien). If the Assignee cannot make the representation specified in brackets, then the following text should be inserted in lieu thereof:

“The Assignee[s] cannot represent at this time that [it does][they do] not possess material non-public information (or material information of the type that would not be public if a Borrower, any Holdings Entity or any Parent Entity were a publicly-reporting company) with respect to Holdings and its Subsidiaries that either (1) has not been disclosed to the Term Lenders generally (other than Term Lenders that have elected not to receive such information) or (2) if not disclosed to the Term Lenders, would reasonably be expected to have a material effect on, or otherwise be material to (A) a Term Lender’s decision to participate in any such assignment or (B) the market price of such Term Loans.”

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will be void ab initio in respect of the assignment of such excess amount.

a. Each Affiliated Lender hereby agrees that it shall have no right to receive information provided solely to Lenders by the Administrative Agent or any Lender and will not be permitted to attend or participate in conference calls or meetings attended solely by the Lenders and the Administrative Agent, other than the right to receive notices of prepayments and other administrative notices in respect of its Loans or Commitments required to be delivered to Lenders pursuant to Article II of the Syndicated Facility Agreement (First Lien).

b. If [the] [each] Affiliated Lender is a Lender when a Debtor Relief proceeding is commenced by or against a Borrower or any other Loan Party, [the] [each] Affiliated Lender irrevocably authorizes and empowers the Administrative Agent to vote on behalf of such Affiliated Lender with respect to the Term Loans held by such Affiliated Lender in any manner in the Administrative Agent’s sole discretion, unless the Administrative Agent instructs such Affiliated Lender to vote, in which case such Affiliated Lender shall vote with respect to the Term Loans held by it as the Administrative Agent directs; provided that such Affiliated Lender shall be entitled to vote in accordance with its sole discretion (and not in accordance with the direction of the Administrative Agent) in connection with any plan of reorganization to the extent any such plan of reorganization proposes to treat any Obligations held by such Affiliated Lender in a disproportionately adverse manner than the proposed treatment of similar Obligations held by Term Lenders that are not Affiliated Lenders.

2. Payments. From and after the Effective Date, the Administrative Agent shall make all payments in respect of [the][each] Assigned Interest (including payments of principal, interest, fees and other amounts) to [the][the relevant] Assignor for amounts which have accrued to but excluding the Effective Date and to [the][the relevant] Assignee for amounts which have accrued from and after the Effective Date.

3. General Provisions. This Affiliated Lender Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Affiliated Lender Assignment and Assumption may be executed in any number of counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Affiliated Lender Assignment and Assumption by telecopy or other electronic imaging (including in .pdf format) means shall be effective as delivery of a manually executed counterpart of this Affiliated Lender Assignment and Assumption. This Affiliated Lender Assignment and Assumption shall be governed by, and construed in accordance with, the law of the State of New York.

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